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                                                                    EXHIBIT 13.1

                                  CERTIFICATION
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


                  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officers of Solarfun Power Holdings Co., Ltd. (the "Company"), hereby certifies, to such officers' knowledge, that:

                  The Annual Report on Form 20-F for the year ended December 31, 2004 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: June 30, 2007                     By: /s/ Yonghua Lu
                                            -------------------------------
                                            Yonghua Lu
                                            Chairman and Chief Executive Officer



Date: June 30, 2007                     By: /s/ Kevin Wei
                                            -------------------------------
                                            Kevin Wei
                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Solarfun Power Holdings Co., Ltd., and will be retained by Solarfun Power Holdings Co., Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.